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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 1997

                     WPS Receivables Corporation on behalf
               of the WestPoint Stevens Receivables Master Trust
            (Issuer in respect of the WestPoint Stevens Receivables
                  Master Trust Floating Rate Trade Receivables
                   Participation Certificates, Series 1994-1)
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             (Exact name of registrant as specified on its charter)



            Delaware                     33-76956            58-2080658
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(State or other jurisdiction       (Commission File No.)  (I.R.S. Employer
 of incorporation or organization)                        Identification No.)

507 West 10th Street, West Point, Georgia                       31833
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (706) 645-4248
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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Item 5.           Other Events.

                  The Registrant is filing the exhibit listed in Item 7 below.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

Exhibit 99.2 Monthly Settlement Statement for the Floating Rate Trade Receivables Participation Certificates, Series 1994-1 with respect to the September 18, 1997 Distribution Date.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the WestPoint Stevens Receivables Master Trust by the undersigned, hereunto duly authorized.

                                            WESTPOINT STEVENS RECEIVABLES
                                              MASTER TRUST

                                            By: WPS RECEIVABLES CORPORATION,
                                                   as Depositor

                                            By:/s/ Craig J. Berlin
                                               ---------------------------------
                                               Craig J. Berlin
                                               President

Date: September 18, 1997



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                                  EXHIBIT LIST

Exhibit

   99.2 Monthly Settlement Statement for the Floating Rate Trade Receivables Participation Certificates, Series 1994-1 with respect to the September 18, 1997 Distribution Date



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